Income Tax	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax
12.	INCOME TAXES

As a result of the Reverse Recapitalization, Binah Capital Group, Inc. is the parent company of KWAC, which is the parent company of BMS. KWAC is a corporation and subject to U.S. federal and certain state and local taxes. BMS is treated as a partnership for U.S. federal income tax purposes.

KWAC, the PKSH Entities, Cabot Entities and WEG are taxable entities and are subject to federal, state, and local income taxes. Therefore, these consolidated financial statements include an income tax provision for the taxable entities only.

The effective tax rate was approximately (46)% for the nine months ended September 30, 2024. The effective income tax rate for the period ended September 30, 2024 differed significantly from the statutory rate primarily due to transaction costs that were incurred as a result of the Reverse Recapitalization. The tax provision is related to the activities of the taxable entities including the PKSH Entities, Cabot Entities and WEG.

The Company files income tax returns, including returns for its subsidiaries, with federal and state jurisdictions. The Company is generally not subject to examinations for its federal and state returns for any periods prior to the 2019 tax year. The Company is not currently under examination for any tax years.

Kingswood Acquisition Corp
Income Tax

Note 9 — Income Tax

The Company’s net deferred tax liability at December 31, 2023 and 2022 are as follows:

	December 31,	December 31,
	2023	2022
Deferred tax assets
Organizational costs/Startup expenses	$812,823	$843,823
Federal Net Operating Loss	—	20,252
Change in fair value of convertible debt	(40,014)	(31,151)
Total deferred tax assets	772,809	832,924
Valuation Allowance	(812,823)	(864,075)
Deferred tax liability	$(40,014)	$(31,151)

The income tax provision for the year ended December 31, 2023 and 2022 consists of the following:

	December 31,	December 31,
	2023	2022
Federal
Current	4,454	5,659
Deferred	409,190	(540,116)

States
Current	20,597	—
Deferred	(349,076)	—
Change in valuation allowance	(51,251)	571,267
Income tax (benefit) provision	$33,914	$36,810

As of December 31, 2023 and 2022, the Company had $0 and $96,436 of U.S. federal net operating loss carryovers, which do not expire, and no state net operating loss carryovers available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2023 and 2022, the change in the valuation allowance was $51,251 and $571,267, respectively.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2023 and 2022 is as follows:

	December 31,	December 31,
	2023	2022
Statutory federal income tax rate	21.0%	21.0%
Business Combination expenses	(66.1)%	27.8%
State taxes, net of federal tax benefit	106.5%	0.0%
Transaction costs	0.0%	0.0%
Change in fair value of Derivative Liabilities	(45.3)%	(87.3)%
Change in valuation allowance	6.6%	41.1%
Income tax provision	22.9%	2.6%

The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities since inception.